LEASE


     THIS LEASE, made as of this 1st day of February, 1997, between ROBERTS BROADCASTING HOLDINGS OF UTAH, L.L.C., a Missouri limited liability company, hereinafter referred to as "Lessor", and ROBERTS BROADCASTING COMPANY OF SALT LAKE CITY, L.L.C., a Delaware limited liability company, hereinafter referred to as "Lessee",

WITNESSETH THAT:


     Leased Premises. Lessor, in consideration of the rentals reserved and of the covenants and promises herein contained to be kept and performed by Lessee, does hereby demise and lease unto Lessee, and Lessee does hereby take and hire from Lessor, space in a building located in the County of Salt Lake, Utah at 6135 South Stratler Street, Murray, Utah, described as follows and hereinafter referred to as the "Premises":


              "Lot 19, Interlake Industrial Park, according to the official plat thereof recorded in the office of the recorder of Salt Lake County, Utah.

Said leased premises are outlined on Exhibit A attached hereto and hereinafter for purposes of convenience referred to as the "Leased Premises" and consist of 8,000 square feet. The Leased Premises include the non-exclusive right to use the parking lot, rest rooms and other common areas located on the Premises.

     Lessor represents and warrants to Lessee that Lessor has valid and marketable fee simple title to the Premises and full power and authority to enter into and carry out the terms of this Lease without any consents from third parties.


1. Term. TO HAVE AND TO HOLD THE SAME, with all the privileges and appurtenances pertaining thereto, for a term of 15 years commencing February 1, 1997, and expiring January 31, 2012.

     Providing Lessee shall not be in default in any respect under the terms of this Lease, subject to any applicable notice and cure periods, at the end of the initial term, Lessee shall have the option to extend this Lease for two successive renewal terms of five years each by giving written notice of the exercise of the option to Lessor no later than the August 1 immediately preceding expiration of the initial or renewal term in the manner provided in
Section 20 of this Lease.


2. Rental. Lessee covenants and agrees to pay, without demand, a yearly rental of $54,000 which shall be payable in monthly installments of $4,500 on the first day of each and every month for the period from February 1, 1997 through January 31, 2002.

     The annual rent shall be $63,540 payable in monthly installments of $5,295 on the first day of each and every month in advance for the period from February 1, 2002 through January 31, 2007.

     The annual rent shall be $79,428 payable in monthly installments of $6,619 on the first day of each and every month in advance for the period from February 1, 2007 through January 31, 2012.

     As a security deposit for rental payments and any other amounts due Lessor, Lessee shall deposit with Lessee the sum of $4,500.


3. Lessor's Obligations. (a) As an inducement to enter into this Lease, it is agreed that the sole obligation of the Lessor, except as clearly and unequivocally otherwise provided herein, shall be limited to assuring Lessee quiet enjoyment of the Leased Premises and maintaining the common elements on the Premises.

     (b) Lessor at its cost shall make such improvements as are necessary to make the exterior of the building (including landscaping) comparable in appearance to the exterior of other comparable buildings in the immediate vicinity. Lessor shall also undertake such replacement or cleaning of floor coverings, painting and repairs as are reasonably necessary to place the premises in tenantable condition or provide Lessee with a reasonable allowance for such purpose for that portion of the building currently suitable for use as offices.


4.  Taxes, Charges and Assessments.

     (a) Lessee covenants to pay or cause to be paid, in addition to all other sums required to be paid by Lessee under the provisions of this Lease, all taxes and charges (on or before the date the same become due and payable) on account of Lessee's use, occupancy or operation of the Leased Premises, including but not limited to all sales, use, occupation and personal property taxes, all permit and inspection fees, occupation and license fees, and all water, sewer, storm water, gas, telephone, electric lights and power charges assessed or charged on or against the Leased Premises and Lessee's pro rata share of all such charges assessed or charged against the Premises as a whole.


     (b) Lessee covenants to pay, in addition to all other sums required to be paid by Lessee under this Lease Lessee's pro rata share of all taxes, assessments and impositions, general and special, ordinary and extra-ordinary, of every name and kind, which shall be taxed or levied, imposed or assessed during the ten-n of this Lease or any renewal thereof upon all or any part of the Premises. In addition, Lessee shall pay its pro rata share of all non-structural repairs to the Premises, all common area maintenance charges, and Lessor's cost of insuring the Premises.

     At the termination of this Lease, or any renewal thereof, by lapse of time, all general taxes payable by Lessee under the provisions of this section shall be apportioned between Lessor and Lessee for the year in which such termination shall occur according to that part of such year during which the respective parties shall have been entitled to the possession of the Leased Premises, and in addition Lessee shall upon such termination be released and discharged from any obligation to pay installments of special assessments of every name and kind failing due after such termination of the term of this lease or any renewal thereof.

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


     (c) All pro rata amounts payable by Lessee under this Lease shall be payable in the proportion that 8,000 square feet bears to 9,800 square feet and shall be payable within 15 days after Lessor submits an invoice therefor. Lessor shall upon request of Lessee provide reasonable documentation for such charges provided that such charges shall become incontestable 45 days after invoicing.


     (d) If at any time during the term of this lease or any renewal thereof an income tax is assessed, levied or imposed by the State of Utah or by any political or taxing subdivision thereof in which the premises are located, upon the income arising from the rents and other sums payable hereunder which, is in lieu of or acts as a substitute for a tax, assessment or imposition which Lessee is required to pay under the provisions of (b), Lessee and not Lessor shall be required, and Lessee hereby agrees, to pay the same; provided always that Lessee shall not in any year be obligated to pay any greater amount pursuant to this section (e) than would have been payable by Lessor by way of such substituted income tax had the fixed rental payable by Lessee under (c) hereof been the sole taxable income of Lessor for the year in question against which Lessor had been allowed the deductions, credits or exemptions applicable solely to such limited income.


5.  Liability and Casualty Insurance


     (a) Lessee shall at all times during the term of this Lease at its sole cost and expense and for the mutual benefit of the Lessor and Lessee maintain general public liability insurance against claims for bodily injury, death or property damage occurring in, upon or about the Leased Premises or in, upon or about adjoining streets, sidewalks or premises adjacent to the Leased Premises, such insurance to afford protection to the limit of not less than $2,000,000 in respect of injury or death to any one person, to the limit of not less than $5,000,000 in respect of any one accident and to the limit of not less than $500,000 in respect of property damage.


     (b) Lessee shall at all times during the term of this Lease and at its sole cost and expense keep Lessee's property on the Leased Premises insured against loss or damage by fire, lightning, windstorm, water, flood, earthquake, hail, explosion, riot, riot attending a strike, civil commotion, war loss if available, damage from aircraft and vehicles and smoke damage in an amount not less than 100% of the full insurable value of the actual replacement cost of such property and Lessor shall have no responsibility therefor. All policies shall name Lessor as a coinsured with Lessee.


     (c) All insurance provided for in Sections 5(a) and 5(b) shall be effected with insurance companies approved by the parties, which approval shall not be unreasonably withheld, authorized to do business in Utah under valid and enforceable policies, and such policies shall name Lessor and Lessee as insureds, as their respective interests may appear. All such policies of insurance shall provide that such policy shall not be cancelled without at least ten (10) days prior written notice to each insured named therein.


6. Lessor's Right to Perform Lessee's Covenants. Lessee covenants and agrees that if it shall at any time fail to pay any tax, charge assessment or imposition in accordance with the provisions of Section 4, or shall fail to make any other payment or perform any other act on the

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

part of Lessee to be made or performed, then Lessor may (but shall not be obligated so to do), without further demand upon Lessee and without waiving or releasing Lessee from any obligations of Lessee in this lease contained: (i) pay any tax, charge, assessment or imposition payable by Lessee pursuant to the provisions of Section 4, or (ii) make any other payment or perform any other act on Lessee's part to be made or performed as in this lease provided. All sums so paid by Lessor, and all necessary incidental costs and expenses in connection with the performance of any such act by Lessor, together with interest thereon at the rate of four percent plus the prime rate of interest being charged at the time by Nations Bank in St. Louis, Missouri from the date of the making of such expenditure by Lessor, shall be deemed additional rent hereunder and shall be payable to Lessor on demand, or at the option of Lessor may be added to basic rent due or thereafter becoming due under this Lease, and Lessee covenants to pay any such sum or sums with interest as aforesaid and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the fixed rental.


7.  Repairs and Maintenance of Premises.


     (a) Lessee covenants throughout the term of this lease at its sole cost and expense, to maintain, and at the expiration of the term hereof, to yield up, in good and tenantable repair, normal wear and tear excepted, order and condition, the Leased Premises and any improvements or alterations at any time erected thereon at Lessee's own cost and expense, to make all nonstructural repairs, interior and exterior. When used in this section, the term "repairs" shall include replacements, alternations or renewals when necessary to keep the Leased Premises in good condition and in compliance with any legal requirement affecting the Leased Premises.


     (b) All property of any kind which may be on the Premises or Leased Premises (whether belonging to the Lessee or to third persons, shall be at the sole risk of Lessee or those claiming by, through or under Lessee, and Lessor shall not be liable to Lessee for any injury, loss or damage to any person or property on the Premises or Leased Premises in any event, provided, however, Lessor and its successors in title shall not hereby be relieved of the responsibility to any person whose property may be damaged as a result of their negligent or willful acts.


8.  Compliance with Orders, Ordinances, Etc.


     (a) Lessee covenants throughout the term of this Lease, at Lessee's sole cost and expense, promptly to comply with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Leased Premises or any part thereof, or any use, manner of use or condition of the Leased Premises or any part thereof, even though the foregoing may, by their terms, be directed to Lessor. Lessee shall likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Premises and the improvements and equipment thereon.

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


     (b) Lessee shall have the right to contest by appropriate legal proceedings, in the name of Lessee or Lessor or both but without cost or expense to Lessor, the validity of any statute, code, law, act, ordinance, order, judgment, decree, injunction, rule, regulation, direction or requirement of the nature herein referred to, and if by the terms thereof compliance therewith may legally be held in abeyance without the incurrence of any lien against the premises or Lessee's leasehold interest hereunder for failure so to comply therewith, Lessee may postpone compliance therewith until the final determination of the proceedings including any appeals, provided that all such proceedings shall be prosecuted with all due diligence and dispatch and if any lien against the premises is incurred by reason ' of non-compliance, Lessee may nevertheless make the contest aforesaid and delay compliance as aforesaid, provided that Lessee, if so requested by Lessor, furnishes to Lessor security reasonably satisfactory to Lessor against any loss by reason of such lien and prosecutes the contest aforesaid with due diligence and dispatch, and satisfies the same before any foreclosure thereof.


9. Work Performed by Lessee. With respect to any repairs, construction, restoration, replacement or alterations performed upon the premises by Lessee during the term hereof, in accordance with or as required by any provisions hereof, Lessee agrees that:


     (a) No work in connection therewith shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required, from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and Lessor agrees to join in the application for such permits or authorizations whenever such action is necessary; and


     (b) All work in connection therewith shall be done promptly and in good and workmanlike manner and in compliance with the building and zoning laws of the municipality or other governmental subdivision wherein the premises are situated and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of any company or association insuring the premises; and the work shall be prosecuted with reasonable dispatch, unavoidable delays excepted.


10. Mechanics' Liens. Lessee shall not suffer or permit any mechanics' liens to be filed against the fee of the Premises nor against the Leased Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Lessee or anyone holding the Premises or Leased Premises or any part thereof through or under Lessee; provided, however, that Lessee shall have the right to contest the validity or the amount of any such lien or claimed lien, provided that Lessee shall not permit any sale, foreclosure or forfeiture of the premises by reason of nonpayment of the lien. On final determination of the lien or claim for lien, Lessee shall immediately pay any judgment rendered with all proper costs and charges and shall have the lien released or judgment satisfied at Lessee's own expense. If any such lien shall ripen into a judgment which has become final, Lessor at its option may pay any such final judgment and any amount so paid by Lessor on account of any such judgment with interest thereon at the rate of four percent plus the prime rate of interest being charged at the time by Nations Bank in St.

Louis, Missouri per annum from the date of payment, shall be repaid by Lessee to Lessor on demand and if unpaid may be treated as additional rent as provided in
Section 6 hereof.


11. Alterations. Lessee shall have the right from time to time at its sole cost and expense to make additions, alterations and changes (hereinafter collectively referred to as "alterations") in or to the Leased Premises, subject, however, in all cases to the following:


     (a) The conditions under which the alterations are to be performed and the method of proceeding with and performing the same shall be governed by all the provisions of Section 9 hereof.


     (b) No alterations of any kind which would impair the market value or usefulness of the Premises or Leased Premises for the purposes for which the same arepresently being used shall be made without in each case the prior written consent of Lessor (which consent shall not be unreasonably withheld).


     (c) No building or buildings now or hereafter located on the Premises or Leased Premises shall be demolished or removed and no substantial change in the structural character thereof shall be made without in each case the prior written consent of Lessor (which consent shall not be unreasonably withheld).


     (d) No alterations involving an estimated cost of more than $5,000 shall be undertaken unless the plans and specifications therefor are submitted to and approved in writing by Lessor (which approval shall not be unreasonably withheld).


12. Use of the Leased Premises. The Leased Premises shall be used only and exclusively for the operation of a television studio and administrative office purposes without the written consent of Lessor. The Leased Premises shall be occupied a minimum of eight hours per day, five days per week. The Lessee shall not use or suffer nor permit any person to use the premises or any part thereof for any purpose or use in violation of the laws of the United States or the State of Utah or any political subdivision thereof, including without limit the County of Salt Lake and the town of Murray, nor for any immoral or unlawful purposes whatsoever. Lessee's use of the Leased Premises shall at all times comply with all federal, state and local laws relating to the environment and any regulations or policies adopted pursuant to such laws, and Lessee shall not generate, use or store, or permit the generation, use or storage, on the Premises of any hazardous or toxic substance or material, provided that Lessee may store and use customary and ordinary cleaning materials in reasonable amounts in accordance with normal and customary cleaning procedures.

     Lessee hereby agrees to indemnify Lessor and save him harmless from and against any and all liability, penalties, damages, expense, and judgments, whatsoever, on account of Lessee's use and occupancy of the Leased Premises.

     Lessee shall not commit any waste, damage or any injury of or to the Leased Premises or any part thereof and shall take all reasonable precautions and actions to prevent others from committing any of the foregoing.

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


13. Rent Absolute. Lessee shall bear all risk of damage to the extent of the full insurable replacement value, fixed as provided in paragraph 5(b), or destruction of the whole or any part of the Leased Premises, including without limitation, any loss, complete or partial, or interruption in the use, occupancy or operation of the Leased Premises, or any matter of thing which for any reason interferes with, prevents, or renders burdensome the use of occupancy of the Leased Premises or the compliance by Lessee with any of the terms of this lease. The assumption of such risks by Lessee and the obligation and covenant of Lessee nevertheless to pay all the rentals herein provided for, (subject only to the exceptions hereinafter set forth) and to perform each and all of the other terms and conditions of this lease, constitutes a valuable consideration to Lessor for this lease.

     Lessee acknowledges that it has examined the Premises and the Leased Premises herein described and any and all improvements or structures thereon prior to making of this Lease and knows the conditions thereof, and accepts the same in said condition, and that no representations as to the condition thereof have been made by Lessor or representatives of Lessor, and that Lessee in entering into this lease, is relying solely upon its own examination thereof.


14. Eminent Domain. In the event that the Leased Premises are wholly taken or condemned for public purposes by public authorities then this Lease shall terminate on the date title passes and both Lessor and Lessee are released of all of their obligations hereunder including the obligation to pay any rent from and after the date when the condemning authority takes possession.

     In the event of a partial taking or condemnation of the Premises for the widening or relocation of public roads or highways adjacent to the Premises that does not affect any parking spaces or the building, this Lease shall continue without any rent adjustment.

     In the event of a partial taking or condemnation for public purposes of parking spaces or a portion of the building and in the event that the portion of the Premises remaining after such taking is adequate for the reasonable conduct of Lessee's business as the same was conducted immediately before such taking, then Lessee shall continue occupancy of the remainder of the Leased Premises but the rent due and payable by the Lessee shall be adjusted for the remainder of the term. In the event Lessor and Lessee cannot agree on an adjustment satisfactory to each, the parties agree that each shall employ a commercial real estate appraiser licensed as may be required by the State of Utah and experienced in office rental rates in Salt Lake County, Utah to determine the annual fair market rental value of the remaining Leased Premises on the same terms as contained herein. If the highest appraisal shall be no greater than twenty percent more than the lowest, the two shall be averaged and the average of the two shall be the fair market value. If the highest appraisal is more than twenty percent higher than the lower, then the two appraisers will select a third appraiser at the joint cost of the parties, who shall determine the annual fair market rental value, and send a written appraisal report to all parties within twenty-one days after notification of his selection. The annual fair market rental value shall then be the average of the three separate appraisals.

               In the event of either a partial or total taking or condemnation as described above, the entire proceeds of condemnation shall be paid to Lessor, and Lessee shall have no claim against

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


Lessor for the value of any unexpired leasehold estate or for any property of Lessee taken, except personal property of Lessee which Lessee is prevented from removing from the Premises.


15. Indemnification of Lessor. Lessee agrees to indemnify and save harmless Lessor and the premises against any and all losses, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature and by whomsoever made arising from or in any manner directly or indirectly growing out of (a) the use and occupancy or non-use of the Premises or Leased Premises or any equipment or facilities thereon or used in connection therewith by anyone whomsoever, (b) any repairs, construction, restoration, replacements, alterations, remodeling on or to the Leased Premises or any part thereof, or any equipment or facilities therein or thereon, (c) the condition of the Leased Premises and any equipment or facilities at any time located thereon or used in connection therewith, and (d) any acts or omissions of Lessor other than willful acts or omissions.


16. Damage or Destruction. If the Leased Premises shall, with or without fault of Lessor, be totally or partially destroyed or damaged so as to substantially disrupt Lessee's business, this Lease shall remain in force and effect, except that Lessee's obligation to pay rent shall cease at the time of such disruption and not resume again until such time as Lessee can resume business without substantial disruption. Within 30 days after any damage or destruction to the Leased Premises that substantially disrupts Lessee's business, Lessor shall notify Lessee whether it intends to reconstruct, repair or replace the Leased Premises. If Lessor elects not to reconstruct, repair or replace the I-eased Premises, this Lease shall terminate upon the giving of such notice without further liability to either party. If Lessor elects to reconstruct, repair or replace the Leased Premises, Lessor shall reconstruct, repair or replace the Leased Premises within 90 days after notice to Lessee of such election putting the Leased Premises in such condition as will comply with all terms of this Lease, provided that in no event shall Lessor be responsible or any delay which may result from governmental regulations, inability to obtain labor or materials or any other cause beyond Lessor's reasonable control.


17.  Default.


     (a) If one or more of the following events (herein sometimes called "events of default") shall happen and be continuing:


          (1) If Lessee defaults in the payment of any of the rentals or other charges provided to be paid hereunder and such default shall continue for five days after notice of such non-payment by Lessor to Lessee;


          (2) If Lessee defaults in the observance or performance of any other covenant, condition, agreement or provision hereof unless (i) such default is remedied within thirty days after notice thereof from Lessor to Lessee or (ii) all reasonable and necessary steps to remedy the default are taken within such thirty day period and the default in fact remedied within six months after such notice; or

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

          (3) If Lessee admits insolvency or bankruptcy or its inability to pay its debts as they may mature, or makes an assignment for the benefit of credits or applies for or consents to the appointment of a trustee or receiver for Lessee, or for the major part of its property;


          (4) If a trustee or receiver is appointed for Lessee or for the major part of its property and is not discharged within sixty days after such appointment;


          (5) If bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors, are instituted by or against Lessee, and if instituted against Lessee are allowed against Lessee or are consented to or are not dismissed, stayed or otherwise nullified within sixty days after such institution:

then in any such case, Lessor may at its option exercise any one or more of the following remedies:


                    (i) Lessor may terminate this lease by giving to Lessee notice of Lessor's intention to do so, in which event the term of this lease or any renewal thereof shall end, and all right, title and interest of Lessee hereunder shall expire on the date stated in such notice, which shall not be less than ten days after the date of the notice by Lessor of its intention so to terminate;


                    (ii) Lessor may  terminate the right of Lessee to possession of the premises by giving notice to Lessee that Lessee's right of possession shall end on the date stated in such notice, which shall not be less than ten days from the date of such notice, whereupon the right of Lessee to the possession of the premises or any part thereof shall cease on the date stated in such notice;


                    (iii) Lessor may enforce the provisions of this Lease and may enforce and protect the right of Lessor hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.


     (b) If Lessor exercises either of the remedies provided for in sub-paragraph (i) or (ii) of Section 17(a), Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Leased Premises, with or without process of law, and may remove all persons therefrom, and Lessee covenants in any such event peacefully and quietly to yield up and surrender the Leased Premises to Lessor.


     (c)  If  Lessor   terminates   the  right  of  possession  as  provided  in
sub-paragraph (ii) of Section 17(a), Lessor may re-enter the Leased Premises and take possession of all thereof

(including any and all equipment and apparatus thereon), may remove any portion of the equipment, machinery or apparatus thereon which Lessor elects so to do, and may sublet or relet the premises or any part thereof from time to time for all or any part of the unexpired part of the then term hereof, or for a longer period, and Lessor may collect the rents from such reletting or subletting, and apply the same, first to the payment of the expense of re-entry and reletting, and secondly to the fixed rentals here in provided to be paid by Lessee, and in the event that the proceeds of such re-letting or sub-letting are not sufficient to pay in full the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of any such deficiency from time to time and Lessor may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies.


     (d) Lessee hereby grants to Lessor, and Lessor shall have, a landlord's lien on Lessee's furniture, fixtures and equipment (or in the case of such items leased by Lessee, on Lessee's interest in the same) to secure payment of all amounts due hereunder. Unless Lessor waives its lien in writing, Lessor shall be entitled to possession, foreclosure, sale and all other remedies provided by law in connection with such lien. However, in furtherance of such rights or following waiver of those rights, Lessee may require Lessee to remove its furniture, fixtures and equipment within thirty days after termination of this Lease. Furniture, fixtures and equipment not so removed shall be deemed abandoned and shall become the property of Lessor.


18. Termination. In the event of the termination of this Lease by Lessor as provided for by sub-paragraph (i) of Section 17(a), Lessor shall be entitled to recover from Lessee all the fixed rentals accrued and unpaid for the period up to and including such termination date, as well as all other additional rentals and other sums payable by Lessee, or for which Lessee is liable or in respect of which Lessee under any of the provisions hereof has agreed to indemnify Lessor, which may be then owing and unpaid, and all costs and expenses, including court costs and actual attorneys' fees incurred by Lessor in the enforcement of his rights and remedies hereunder and in addition Lessor shall be entitled to recover as damages actual reasonable attorneys' fees and court costs, which Lessor shall have sustained by reason of the breach of any of the covenants of this lease other than for the payment of rent.


19. Inspection of Premises by Lessor. Lessee agrees to permit Lessor and the authorized representatives of Lessor to enter the premises at all reasonable times during the usual business hours (or at any time in the case of an emergency) for the purpose of (i) inspecting the same (such right of entry and inspection to extend to the holder of any mortgage on the promises and the authorized representatives of such holder), or (ii) making any necessary repairs to the Premises and performing any work therein that may be necessary by reason of Lessee's default under the terms of this Lease.


20. Notices. All notices provided for herein shall be in writing and shall be determined to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or when deposited in the United States mail, certified mail with return receipt, postage prepaid, addressed as follows:

          If to Lessor:              1408 N. Kingshighway, Suite 300
                                     St. Louis, Missouri 63113
                                     Attn:  Michael V. Roberts

          If to Lessee:              1408 N. Kingshighway, Suite 300
                                     St. Louis, Missouri 63113
                                     Attn: Steven C. Roberts

or to Lessor and Lessee at such other address as such of them may designate by notice duly given in accordance with this section to the other party.


21. Cumulative Remedies - No Waiver. The specific remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative and are not intended to be exclusive, of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver of relinquishment for the future of such covenant or option. One or more waivers of any covenant or agreement or condition by the Lessor or Lessee shall not be construed as a waiver of a future breach of the same covenant, agreement or condition. A receipt by Lessor of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of any such future or continuing breach, and no waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Lessor and Lessee.


22. Fixtures. All improvements, replacements, alterations, and additions which may be erected or made at any time upon the Leased Premises during the initial term or any renewal term shall become a part of the premises and upon termination of this lease shall remain the property of Lessor except to the extent otherwise provided for in any consent or consents delivered to Lessee by Lessor, which consent or consents shall not be unreasonably withheld; provided, however, that upon termination of this Lease (except for termination by reason of default of Lessee as hereinbefore provided), Lessee at its sole cost may remove from the Leased Premises all personal property, trade fixtures, equipment, furniture, furnishings and consumable supplies not paid for by Lessor, which have been or may hereafter be placed upon the Leased Premises, whether or not affixed or annexed, unless the removal thereof would result in substantial damage to the premises. Any damage caused to the Premises or Leased Premises by the removal of such property shall be restored at the sole expense of Lessee.

     Lessor acknowledges that Lessee may finance the purchase of Lessee's equipment installed on the Leased Premises and Lessor agrees to subordinate any liens it may have to Lessee's equipment lenders, provided that such lenders agree to indemnify and hold Lessor harmless from and against any loss, liability, cost or expense resulting from removal of Lessee's equipment from the Premises or Leased Premises or other exercise of such lenders' rights and further agree that any removal of Lessee's equipment from the Premises or Leased Premises shall be performed by qualified personnel in accordance with sound engineering practices.

23. Holding Over. If Lessee shall hold over or remain in possession of the Leased Premises after the expiration of the initial term or any extension or renewal thereof without the execution and delivery by Lessor and Lessee of a new written lease, shall create a tenancy from month to month only and Lessee shall pay double the then rental amount plus damages sustained by Lessor as a result of the holdover until Lessee surrenders possession or is removed from the Leased Premises.


24. Assignment, Subletting by Lessee. This Lease may be assigned by Lessor. Lessee shall not allow or permit any transfer of this Lease or any interest hereunder by operation of law, or assign, convey, mortgage, pledge or encumber this Lease or any interest hereunder, or permit the use or occupancy of the Leased Premises, or any part thereof, by anyone other than Lessee, or sublet the Leased Premises without, in each case, Lessor's written consent first had and obtained, which consent shall not be unreasonably withheld or delayed.


25.  Miscellaneous.


     (a) The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.


     (b) If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


     (c) All covenants, agreements and conditions herein contained shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns and the same shall be construed as covenants running with the land.


     (d) Wherever in this Lease the term "mortgage" or words of similar import appear, they shall be construed as meaning any mortgage on the premises or any part thereof.


     (e) This Lease may be executed in several counterparts, each of which shall constitute an original but all together only one lease.


26. Subordination to Mortgage. On condition that any mortgagee of the Premises shall recognize and accept Lessee as a tenant under this Lease so long as the Lessee is not in default, this Lease, at the election of the mortgagee, shall be subject and subordinate in all respects to any mortgage which may be hereafter placed on the real property of which the Leased Premises form a part and to each advance made or hereafter to be made, or both, under any such mortgage, and to any renewals, modifications, consolidations, replacements of extensions thereof and also substitutions therefor. This paragraph shall be self operative and no further instrument of subordination shall be required.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this instrument to be executed on the day and year first above written.

                               LESSOR:


                               ROBERTS BROADCASTING HOLDINGS OF UTAH, L.L.C.



                               By: /s/Steven C. Roberts
                                   ------------------------------------

                              LESSEE:


                              ROBERTS BROADCASTING COMPANY OF SALT LAKE, L.L.C.


                              By: /s/Michael V. Roberts
                                  --------------------------------------

     Exhibit A - Production Office Facility has been omitted intentionally by the Registrants.

     A copy of this omitted Exhibit will be provided to the Securities and Exchange Commission upon request